UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 14, 2010

AMERON INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9102	77-0100596
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

245 South Los Robles Avenue
Pasadena, California		91101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (626) 683-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

(a)  On September 14, 2010, Ameron International Corporation (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with Mitsui & Co. (U.S.A.), Inc. (“Mitsui”), Tokyo Steel Manufacturing Co., Ltd. (“Tokyo” and, together with the Company and Mitsui, “Sellers”) and Gerdau Ameristeel US Inc. (“Buyer”).  Pursuant to the Agreement, the Company has agreed to sell its 50% ownership interest in TAMCO to Buyer for $82.5 million in cash and the other two Sellers have agreed to sell the remaining 50% interest in TAMCO to Buyer for an additional $82.5 million in cash, subject to customary working capital adjustment provisions.  In accordance with the Agreement, at the closing, $10 million of the purchase price will be deposited into escrow for up to eighteen months to satisfy the Sellers’ obligations under the working capital adjustment and indemnification provisions of the Agreement.  Closing of the transaction is subject to the satisfaction of customary conditions, including the expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.  The Agreement contains customary representations, warranties and covenants by the parties.  There can be no assurance that the transaction will be completed on the proposed terms or at all.  The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On September 15, 2010, the Company issued a press release announcing the signing of the Agreement.  A copy of the press release is filed herewith as Exhibit 99.1.  The information presented in Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall expressly be set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Stock Purchase Agreement dated September 14, 2010.
99.1	Press release issued September 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AMERON INTERNATIONAL CORPORATION

Dated: September 15, 2010	By:	/s/ Leonard J. McGill
Leonard J. McGill
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit
10.1	Stock Purchase Agreement dated September 14, 2010.
99.1	Press release issued September 15, 2010.